Exhibit 10.4

GROUND LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is effective as of the 4th day of Jan., 2006 (the “Effective Date”), by and between Pilgrim’s Pride Corporation (“Lessor”) and Pat Pilgrim d/b/a Pat Pilgrim Farms (“Lessee”).

WHEREAS, Lessor is the record title owner of certain tracts of unimproved land in an aggregate of one-thousand six-hundred seventy nine and one-half (1,679.5) acres situated within the counties of Upshur, Titus and Camp in the State of Texas (as amended by Exhibit C attached below). Such tracts of land shall collectively be referred to as the “Property” hereinafter.

WHEREAS, Lessor desires to lease the Property to Lessee, and Lessee desires to lease the Property from Lessor to improve the Property as Lessee requires, perform services for Lessor and to develop the Property in accordance with the terms of this Lease.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained in this Lease, Lessor and Lessee agree to the following terms and conditions:

1. RENT. Rent to be paid by Lessor shall be as described below.

2. LEASED PREMISES. Lessor leases to Lessee and Lessee leases from Lessor for the Lease Term (as defined hereafter), in consideration for payment of the rent, and upon the terms, conditions and provisions set forth herein the Property, improvements thereon, if any (the “Improvements”). The Property and the Improvements are referred to herein collectively as the “Premises, as further described in Exhibits A and B and as amended in the attached Exhibit C attached hereto and incorporated herein by reference.

Lessee has inspected the Premises and accepts its present (as-is) condition unless expressly noted otherwise in this Lease. Neither Lessor nor any agent has made any express or implied warranties as to the condition of the Premises. Lessee must satisfy itself that the Premises are physically suitable to be used as Lessee intends by independently investigating all such matters related to the use of the Premises. Lessee agrees that it is not relying on any warranty or representation made by Lessor, Lessor’s agent or any broker concerning the suitability of the Premises for the Lessee’s use.

Lessor shall deliver possession of the Premises as of the Effective Date hereof.

3. TERM.

3.1 Lease Term. The term of this Lease (the “Lease Term”) shall be for one (1) year, commencing on January 1, 2006, and ending on December 31, 2006 (“Lease Expiration Date”), unless sooner terminated pursuant to any term or provision hereof.

3.2 Options. Lessee shall have an option to extend the Lease Term for two additional terms of one (1) year each (each an “Extended Term”). Each such option shall be exercised no later than ninety (90) days prior to the last day of the Lease Term or Extended Term by written notice to Lessor. Rent for each Extended Term shall be in an amount as mutually agreed upon by the parties in writing at the commencement of each Extended Term. All other terms and conditions of this Lease shall remain in full force and effect during any Extended Term.

3.3 Definition. As used in this Lease, the word “Option” or “Options” has the following meaning: any right or option to extend the term of this Lease.

3.4 Option(s) Personal. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided that, Lessee may freely assign, without Lessor’s consent, any Option to any Affiliate (as defined below) of Lessee. “Affiliate” means, with respect to any individual, partnership, limited liability company, association, corporation or other entity (each, a “Person”), any Person that controls, is controlled by or is under common control with such Person, together with any of its and their respective members, partners, venturers, directors, officers, stockholders, agents, employees and spouses. A Person shall be presumed to have control when it possesses the power, directly or indirectly, to direct, or cause the direction of, the management or policies of another Person, whether through ownership of voting securities, by contract, or otherwise.

3.5 Multiple Options. If Lessee has any multiple options to extend or renew this Lease, a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

3.6 Effect of Default on Options. Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to this Lease and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in this Lease (without any necessity of Lessor to give notice of such default to Lessee) until such event of default is cured, or (iv) in the event that Lessor has given to Lessee three or more notices of default under this Lease, where a late charge has become payable under this Lease for each of such defaults, whether or not the defaults are cured, during the twelve (12)-month period prior to the time that Lessee intends to exercise such Option.

3.7 Delay in Possession. Notwithstanding said Lease Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided further, however, that if Lessor shall not have delivered possession of the Premises within one hundred twenty (120) days from the Lease Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder and neither party hereto shall have any duty, obligation, responsibility or liability to the other hereunder; provided, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.8 Early Possession. If Lessee occupies the Premises prior to said Lease Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT.

4.1 Rent. Subject to adjustment, if any, Lessee agrees to pay to Lessor, without offset or reduction, payment for the Premises, rent (“Rent”) at the initial rate of $13.00 per acre for a total annual aggregate Rent of $21,833.50. Such Rent shall be required to be paid by Lessee to Lessor in full on or before January 6, 2006. In the event of an increase in Rent for any Extended Term, Lessee shall be required to pay said increased Rent in full on or before the last day of the then existing Lease Term.

4.2 Late Payments. In the event Lessor fails to receive any Rent payment within ten (10) days after the date the same is due, a late payment equal to ten percent (10%) of the annual Rent due to Lessor shall be charged to Lessee

4.3 Additional Consideration. In addition to the payment of Rent, as part of the consideration for this Lease as an additional rent, Lessee covenants and agrees to bear, pay and promptly discharge as they become due and before delinquency all taxes (other than real estate property taxes, which shall borne by Lessor), charges, license fees, or similar extraordinary charges due and payable because of Lessee’s leasehold interest in the Premises. Lessee has the right in good faith to contest such taxes, assessments, license fees or charges and is obligated to pay such contested amount during the contest, plus any penalties and interest imposed if and when the amount is finally determined to be due.

5. NOTICES.

All notices or correspondence provided for herein shall be effective only if made in writing, personally delivered with an executed acknowledgment of receipt or deposited in the United States mail, certified, postage prepaid, and addressed as follows:

To Lessor:

Pilgrim’s Pride Corporation
4845 Highway 271 North
Pittsburg, TX 75686
Attention: Risk Management

To Lessee:

Pat Pilgrim
1535 Loop 179
Pittsburg, TX 75686

Any notice shall be deemed delivered five (5) days after notice is mailed or, if personally delivered, when acknowledgment of receipt is signed, as provided above. By written notice to the other, either party may change its own mailing address.

6. SALE OF THE PREMISES

6.1 Notice by Lessor of Proposed Sale. If Lessor desires to sell, transfer, assign, or convey any of the Premises (each, a “Transfer”), Lessor shall deliver to Lessee notice of its desire to complete such Transfer no less than ninety (90) days prior to the intended sale date. At such time, Lessor will notify Lessee whether such Transfer will also result in an early lease termination date, which may be exercised in its sole discretion or the assumption of the Lease by the new owner. In the event the Lease is to be terminated at Transfer, Lessor will refund to Lessee the prorata portion of the Rent for the remainder of the Lease Term and any and all Options for such Premises will be cancelled.

7. USE.

7.1 Use. The Premises shall be used and occupied solely and exclusively for Lessee for agricultural purposes to grow and harvest any commodities or crops or hay as determined by Lessee, or such other use which, in Lessor's sole opinion and discretion, is reasonably comparable approved in writing in advance by Lessor and for no other purpose.

7.2 Compliance with Law.

a.
Lessee agrees that it will at all times abide by all applicable laws and rules of the Environmental Protection Agency, the Texas (or other applicable state) Commission on Environmental Quality, the Texas (or other applicable state) Department of Agriculture and any other public agency concerning the Premises and its use, storage, and disposal of hazardous chemicals, fuel and/or oil. Lessee further agrees to abide by the manufacturer’s direction in regards to its use, storage and disposal of all pesticides, herbicides and other chemicals (if such chemicals are being stored on the Premises).

b.
Should Lessee fail to keep the Premises clean and free of hazards, Lessor may, after thirty (30) days written notice, arrange for the clean up of the littered or hazardous area. Such clean up shall be charged to Lessee and shall be due and payable within ten (10) days of receipt of Lessor’s notice. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance.

7.3 Condition of Premises.

a.
Lessor shall deliver the Premises to Lessee clean and free of debris (“Broom Clean”) on the Effective Date. Lessee shall notify Lessor within thirty (30) days of the Effective Date of any issues or items of non-compliance related to this matter and failure to do so will be Lessee’s acknowledgement that Lessor has effectively complied with this section and that such Premises are clean and free of debris.

b.
Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in the “as is” condition existing on the Lease Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.

8. ALTERATIONS AND ADDITIONS.

a.
Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or Utility Installations (as defined hereafter) in, on or about the Premises, except for nonstructural alterations not exceeding $50,000.00 in cumulative costs during the Lease Term and any Extended Term(s). In any event, whether or not in excess of $50,000.00 in cumulative cost, Lessee shall make no change or alteration to the exterior of the building(s) comprising the Improvements without Lessor's prior written consent. As used in this paragraph, the term “Utility Installation” shall mean air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the Lease Term or any Extended Term(s), and restore the Premises to their prior condition. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior written approval of Lessor, Lessor may require that Lessee remove any or all of the same.

b.
Any alterations, improvements, additions or Utility Installations in, on, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans and specifications. If Lessor shall give its written consent, the consent shall be deemed conditioned upon Lessee acquiring all applicable permits to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

c.
Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's liens against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of nonresponsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is in its best interest to do so.

d.
Unless Lessor requires their removal, as set forth in Paragraph 8.a. of this Lease, all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Lessee's machinery and equipment, other than that which is affixed to the Premises so that it can be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 8.a. of this Lease.

9. INDEMNIFICATION

9.1 Lessor's Obligation. Lessor shall indemnify, defend and hold Lessee (and anyone claiming under Lessee), harmless from and against any loss, damage, claim, liability, and cost (including reasonable attorneys’ fees and disbursements) arising from (a) any default, breach or violation by Lessor under this Lease, (b)  any negligent or other tortious act or omission of Lessor, its employees or agents with respect to the Premises, or (c) any conditions or contamination existing prior to the Effective Date at, on or emanating from or onto the Premises. If Lessee recovers from the insurance carried pursuant to this Lease, Lessor is hereby released from this indemnification with respect to such party to the extent of such proceeds.

9.2 Lessee's Obligation. In addition to the indemnification requirements as set forth below in Section 34, Lessee shall indemnify, defend and hold Lessor, its Affiliates, and their respective members, partners, venturers, directors, officers, stockholders, agents, employees, spouses, legal representatives, successors and assigns (collectively, “Lessor Affiliates”), harmless from and against any loss, damage, claim, liability, and cost (including reasonable attorneys’ fees and disbursements) arising from (a) any default, breach or violation by Lessee under this Lease, or (b) any negligent or other tortious act or omissions of Lessee, its employees or agents with respect to the Premises.

10. INSURANCE REQUIREMENTS.

10.1 The Parties agree to maintain in effect insurance coverage with reputable insurance companies covering worker’s compensation and employer liability (or other reasonable equivalent such as excess employer’s indemnity insurance or worker’s compensation) excess insurance, auto liability, commercial general liability, including product liability / completed operations, all with such limits as are sufficient to protect each other from the liabilities insured against by such coverage. Each Party’s insurance described herein shall be primary and not contributory with the other Party’s insurance with respect to obligations resulting from the negligence of each other.

Lessee shall have the following minimum requirements on their Certificate of Insurance.

General Liability
General Aggregate     $2,000,000

Products/Completed Operations   $1,000,000
and/or Professional Liability    $1,000,000 (if applicable)
Each Occurrence     $1,000,000

Automobile Liability

Combined Single Limit    $1,000,000

Workers Compensation    Statutory
Employers’ Liability
Each Accident     $100,000

Policy Limit      $500,000
Each Employee     $100,000

Pilgrim's Pride Corporation is to be listed as Additional Insured on General Liability and Auto policies. A 30-day notice of cancellation is also required. Pilgrim's Pride Corporation reserves the right to modify these requirements as deemed necessary for the risk presented to Pilgrim's Pride Corporation.

The certificate holder address should read as follows:
Pilgrim's Pride Corporation
Attn: Risk Management
4845 Highway 271 North
Pittsburg, TX 75686

10.2. Lessee shall also be required to maintain Property, Fire and Extended Coverage Insurance in an amount equal to one hundred percent (100%) of the full replacement value of the Improvements and in an amount sufficient to reimburse Lessee for all of its equipment, trade fixtures, inventory, fixtures and other personal property located on or in the Premises including leasehold improvements hereinafter constructed or installed.

10.3 Exemption of Lessor from Liability. Unless caused by the gross negligence of Lessor, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income or profit therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, as a result of any condition of the Premises or the Building, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause in or about the Premises, whether the said damage or injury results from conditions arising in the Premises or in other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

11. DAMAGE OR DESTRUCTION.

11.1 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an insured loss, (including destruction required by any authorized public authority), which totally destroys the Premises, or renders the Premises unfit for the purposes set forth herein, this Lease shall automatically terminate as of the date of such total destruction; provided, that, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

11.2 Termination, Advance Payments. Upon termination of this Lease pursuant to this paragraph, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

11.3 Waiver. Lessee waives the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

12. TAXES.

12.1 Real Property Taxes. Lessor shall pay prior to delinquency all taxes assessed against and levied upon the Premises; however, with respect to any Property added or Improvements made by Lessee to such Premises after the Effective Date, Lessee alone shall pay such tax. If the right is given to pay any of the taxes, assessments or other impositions which Lessee is herein obligated to pay either in one sum or in installments, Lessee shall pay such accounts in one payment prior to delinquency. In no event, however, shall Lessee be required to pay any franchise, income, inheritance, estate, succession, and transfer or gift taxes imposed upon Lessor, or its successors or assigns.

12.2 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

13. SERVICES, UTILITIES. Services and utilities shall be furnished and the cost borne by Lessee. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. In the event of failure by Lessor to furnish, in a satisfactory manner, any of the services and utilities to the Premises for which Lessor is responsible, if any, Lessee may furnish the same if Lessor has not undertaken to correct such failure within five (5) days after written notice, and, in addition to any other remedy Lessee may have, may deduct the amount thereof, from Monthly Rent.

14. MORTGAGING THE LEASEHOLD ESTATE, ASSIGNMENT AND SUBLETTING.

141 Limitations of Mortgages. Lessee shall have no right to mortgage his leasehold estate and his interest in the Premises by mortgage or deed of trust. No mortgagee or trustee can acquire any rights in the Premises except as granted to Mortgagor by the Lessor.

14.2 Assignment and Subletting. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which consent may be withheld, delayed or conditioned, in Lessor’s sole determination. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

14.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such assignee. Lessor may consent to subsequent assignments or subletting of this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease. Lessor may not consent to subsequent amendments or modifications to this Lease without the prior written consent of Lessee, which consents shall not be unreasonably withheld, delayed or conditioned.

15. DEFAULTS; REMEDIES.

15.1 Defaults by Lessee. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

a.	The vacating or abandonment of the Premises by Lessee.

b.	The failure by Lessee to make any payment of Rent as set forth herein

c.
The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

d.
The making by Lessee of (i) any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a “debtor” as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this paragraph is contrary to any applicable law, such provision shall be of no force or effect.

e.
The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any sub Lessee of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

15.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;

a.
Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, and reasonable attorneys' fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

b.
Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

c.
Pursue any other right or remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Texas. Unpaid installments of Monthly Rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

15.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

16. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If a portion of the land area of the Premises or the building of the Premises is taken by condemnation, and such taking renders the Premises substantially or entirely unfit for use as set forth herein, in Lessee’s reasonable discretion, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. If this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

17. BROKER'S FEE. Lessor and Lessee represent and warrant that they have not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this lease, and Lessor and Lessee shall indemnify and hold harmless the other party against any loss, cost, liability or expense incurred by either of them as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of such party.

18. ESTOPPEL CERTIFICATE.

a.
Lessee and Lessor shall at any time and from time to time upon not less than ten (10) days' prior written notice from the other party, execute, acknowledge and deliver to the requesting party a statement written on Lessor's estoppel certificate form reasonably acceptable to Lessor and Lessee (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the knowledge of the party being requested to deliver the statement, any uncured defaults on the part of requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises, or any prospective assignee or sub Lessee.

b.
If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

19. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

20. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

21. TIME OF ESSENCE. Time is of the essence with regard to each and every term of this Lease.

22. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

23. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, with the exception of rent which shall be at 150% of the then current rent, but all options and rights of first refusal, if any, granted upon the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

24. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

25. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

26. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16 of this Lease, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Texas. THE PARTIES WAIVE TRIAL BY JURY IN ANY SUCH ACTION(S) AND CONFIRM THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THEIR BUSINESS TRANSACTIONS. For any such action(s) related to their business transactions or enforcement of any arbitration, the Parties submit themselves to the jurisdiction of the state or federal courts located in Dallas, Texas.

27. SUBORDINATION.

a.
This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of recording thereof.

b.
Lessee agrees to execute any reasonable documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be.

28. ATTORNEYS' FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the court.

29. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary “For Sale” signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary “For Lease” signs, all without rebate of rent or liability to Lessee.

30. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

31. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

32. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of plats and restrictions, so long as such easements, rights, dedications, plats and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

33. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

34. EMISSIONS; STORAGE, USE AND DISPOSAL OF MATTER.

34.1 Definitions. For purposes of this paragraph, the following terms shall be defined as set forth herein:

a.
The term “Hazardous Material” shall mean include, but shall not be limited to (i) any material, substance or waste which is or hereafter shall be listed, regulated or defined by Applicable Law to be hazardous, acutely hazardous, extremely hazardous, radioactive toxic, or dangerous; (ii) asbestos or asbestos-containing materials; (iii) polychlorinated biphenyls (PCBs); (iv) radon gas; (v) laboratory wastes; (vi) experimental products, including genetically engineered microbes; and (vii) petroleum, natural gas, or other petroleum product.

b.	The term “Applicable Law” shall include federal, state and local statutes, regulations, rules, ordinances, and all other governmental requirements.

34.2 Compliance and Response. During the term of this Lease:

a.
Lessee shall comply with Applicable Law in all respects, including, but not limited to, (i) acquisition of and compliance with all permits, licenses, orders, requirements, approvals, plans and authorizations which are or may become necessary for conduct of Lessee's operations on the Premises; (ii) compliance with all regulatory requirements relating to such operations or the substances and equipment used therein or the emissions, emanations and wastes generated thereby; and (iii) reporting, investigation, and remediation of, or other response to the exposure or potential exposure, of any person to, or the emission, discharge or other release of any Hazardous Material into the Premises or the environment.

b.
Lessee shall promptly respond to and remedy (by removal and proper disposal or such other methods as shall be reasonably required) to the satisfaction of applicable governmental agencies any release or discharge of any Hazardous Material connected with Lessee's operation or Lessee's presence on the Premises. All such action shall be done in Lessee's name, and at Lessee's sole cost and expense. For purposes of this paragraph (b), the term “respond” shall include, but not be limited to, the investigation of environmental conditions, the preparation of feasibility reports or remedial plans, and the performance of any cleanup, remediation, containment, maintenance, monitoring or restoration work. Any such actions shall be performed in a good, safe, workmanlike manner and shall minimize any impact on the businesses or operations conducted at the Premises. In its discretion, Lessor may, but shall not be required to, enter the Premises personally or through its agents, consultants or contractors and perform all or any part of the response activity or remedial action which it feels is reasonably necessary to comply with the terms of this Lease, and shall be reimbursed for its costs thereof and for any liabilities resulting therefrom.

c.
Lessee will promptly notify Lessor of Lessee's receipt of any notice, request, demand, inquiry or order, whether oral or written, from any government agency or any other individual or entity relating in any way to the presence or possible presence of any Hazardous Material on, in, under or near the Premises or the Lessee's compliance with, or failure to comply with, Applicable Law. Receipt of such notice shall not be deemed to create any obligation on the part of Lessor to defend or otherwise respond to any such notification.

d.
Promptly upon discovery thereof, Lessee will notify Lessor of the discovery of any release, discharge, or emission of any Hazardous Material or of the existence of any other condition or occurrence which may constitute or pose a significant presence or potential hazard to human health and safety or to the environment, whether or not such event or discovery necessitates any report to any other person or government agency.

34.3 Other Emissions. Lessee shall not:

a.	Permit any vehicle on the Premises to emit exhaust which is in violation of any Applicable Law;

b.
Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property adjacent to the Premises, or which will create a nuisance or violate any Applicable Law;

c.
Transmit, receive, or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, on or about the Premises, or anywhere else, or which interferes with the operation of any electrical, electronic, telephonic or other equipment wherever located, whether on the Premises or anywhere else;

d.	Create, or permit to be created, any ground or building vibration that is discernible outside the Premises; and

e.
Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible outside the Premises.

34.4 Indemnification. Lessee shall pay for all costs associated with, and defend (with attorneys reasonably satisfactory to Lessor), indemnify and hold harmless Lessor from, claims, damages, expenses, encumbrances, fees, fines, penalties or costs (including, but not limited to, reasonable attorneys' fees; the costs of notice to any other person; the costs of environmental or technical risk assessment; any cleanup or remedial costs; the costs of any monitoring, sampling or analysis; and any diminution in property value or losses due to non-rentability arising out of or in any way connected with the presence of any Hazardous Material on the Premises or Lessee's alleged violation of Applicable Law), any storage, use or distribution of Hazardous Materials or chemicals, or “run-off” (i.e. the free flow of chemicals, chemical run-off or refuse, or emission of chemicals in a gaseous or non-tangible form), from the Premises to other areas of adjacent land or land within a reasonable proximity to the Premises) that causes any loss, damage or liability to the Lessor Affiliates or any other third party guest, invitee, or person on, or within a reasonable area of proximity to the Premises.

as a result of a breach by Lessee of any of its covenants, representations or warranties under this paragraph 34. This obligation shall not apply, if and to the extent that (a) such claims, damages, expenses, encumbrances, fees, fines, penalties, or costs arose solely out of conditions existing on the Premises prior to the commencement of Lessee's first possession of the Premises or conditions created on the Premises after Lessee ceases to occupy the Premises; and (b) Lessee did not violate any Applicable Law or act negligently with respect to, or otherwise contribute to, the condition or the hazard posed by the condition.

34.5 Survival. The duties set forth in this paragraph shall survive the termination of this Lease.

34.6 Disposal of Other Matter.

a.
Refuse Disposal. Lessee shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove and dispose of the same from the Premises. Lessee shall keep all incinerators, containers or other equipment used for storage or disposal of such matter in a clean and sanitary condition, and shall promptly dispose of all other waste.

b.
Sewage Disposal. Lessee shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (i) for the disposal of anything except sanitary sewage, or (ii) in excess of the lesser of the amount allowed by the sewage treatment works, or permitted by any governmental entity. Lessee shall keep the sewage disposal system free of all obstructions and in good operating condition.

35. DISPUTE RESOLUTION.

If a dispute arises from or relates to transactions between the Parties, the Parties shall endeavor to settle the dispute first through direct discussions and negotiations. If the dispute cannot be settled through direct discussions, the Parties shall endeavor to settle the dispute by mediation under the Mediation Rules of the American Arbitration Association before recourse to the arbitration procedures contained in this Agreement. If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the Parties agree to extend the mediation), the mediation shall terminate and the dispute shall be settled by binding arbitration in Dallas, Texas or such other location as agreed upon by the Parties.  The arbitration will be conducted in accordance with the procedures in this document and the Rules of the American Arbitration Association in effect on the date of the engagement letter, or such other rules and procedures as the Parties may designate by mutual agreement.  In the event of a conflict, the provisions of this document will control.

The arbitration shall be conducted by a single arbitrator as agreed upon by the Parties. If the Parties cannot agree on a single arbitrator, the arbitration will be conducted before a panel of three arbitrators, one selected by each Party and the third arbitrator selected by the Parties’ two arbitrators from a panel provided by the American Arbitration Association.  Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the agreement between the Parties and the Federal Arbitration Act and resolved by the arbitrators.  No potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by these procedures.

The individual arbitrator or the arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  The arbitrator/panel shall also have no power to award (a) damages inconsistent with any applicable agreement between the Parties or (b) punitive damages or any other damages not measured by the prevailing Party’s actual damages; and the Parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitrator/panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the Party seeking discovery.
All aspects of the arbitration shall be treated as confidential.  The Parties and the arbitrator/panel may disclose the existence, content or results of the arbitration only as provided in the Rules or by the Parties.  Before making any such disclosure, a Party shall give written notice to all other Parties and shall afford such Parties a reasonable opportunity to protect their interests.

The result of the arbitration will be binding on the Parties, and judgment on the arbitration award may be entered in any court having jurisdiction. The prevailing Party in any dispute that is resolved by this dispute resolution process shall be entitled to recover from the other Party reasonable attorneys’ fees, costs and expenses incurred by the prevailing Party in connection with such dispute resolution process.

The parties hereto have executed this Lease as of the date first above set forth.

LESSOR:  PILGRIM’S PRIDE CORPORATION

By: /s/ Richard A. Cogdill
Name:
Title:

LESSEE:      PAT PILGRIM d/b/a PAT PILGRIM FARMS

By: /s/ Pat Pilgrim
Name: Pat Pilgrim
Title: Owner

Exhibit A

CAMP. TEXAS                                                                                                                                                                                                                                     Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                             REPORT OF ACREAGE PROGRAM                                                        YEAR 2005
                                                                                                      DATE: 11-17-2005

"A"

Producer Name and Address ID

PATRICK W PILGRIM 9599
1535 LOOP 179
PITTSBURG, TX 75686-3503

NOTE: The following statements are made in accordance with the Privacy Act of 1974(5 USC 552a). The Agricultural Adjustment Act of 1938, as amended, and the Agricultural Act of 1949, as amended, authorized the collection of the following data. The data will be used to determine eligibility for assistance. Furnishing the data is voluntary, however, without it assistance cannot be provided. The data may be furnished to any agency responsible for enforcing the provisions of the Acts.

Public reporting burden for this collection of information is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, or any other aspect of this collection of information, including suggestions for reducing this burden, to the Department of Agriculture, Clearance Officer, Ag Box 7630, Washington, D.C. 20250, and to the Office of Management and Budget. Paperwork Reduction Project (OMB No. 0560-0004). Washington, D.C. 20503. RETURN THIS COMPLETED FORM TO YOUR FSA COUNTY OFFICE.

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
136	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	678	1A	Ni	CORN	YEL	Grain	I	A	9.00		Y	03-21-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	CORN	YEL	Grain	I	A	24.00		Y	03-21-2005	1.0000	PATRICK W PILGRIM
		1C	Ni	FALOW			I	A	49.00		Y	03-21-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							678	E-5 (A2)
		Cropland:			82.0	Farmland:		102.0
150	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	671	1A	Ni	CORN	YEL	Grain	I	A	60.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	FALOW			I	A	5.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							671	E-5 (A2)
		Cropland:			65.0	Farmland:		119.0
165	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	670	1A	Ni	FALOW			I	A	14.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							670	E-4 (B2)
		Cropland:			14.0	Farmland:		29.0
206	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	674	1A	Ni	CORN	YEL	Grain	I	A	28.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	FALOW			I	A	20.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							674	E-5 (A2)
		Cropland:			48.0	Farmland:		62.0
381	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	713	1A	Ni	CORN	YEL	Grain	I	A	14.40		Y	03-11-2005	1.0000	PATRICK W PILGRIM

1

CAMP. TEXAS                                                                                                                                                                                                                                     Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                             REPORT OF ACREAGE PROGRAM                                                YEAR 2005
                                                                                                   DATE: 11-17-2005

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
		1B	Ni	FALOW			I	A	10.60		Y	03-11-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							713	D-7 (B1)
		Cropland:			25.0	Farmland:		40.0
483	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1251	1A	Ni	CORN	YEL	Grain	I	A	8.40		Y	03-23-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	FALOW			I	A	28.90		Y	03-23-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1251	F-4 (B1)
		Cropland:			37.3	Farmland:		54.0
700	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1387	1A	Ni	CORN	YEL	Grain	I	A	13.50		Y	03-25-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	FALOW			I	A	11.50		Y	03-25-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1387	F-7 (2A) (2B)
		Cropland:			25.0	Farmland:		26.0
837	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	846	1A	Ni	FALOW			I	A	40.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							846	G-2 (1A)
		Cropland:			40.0	Farmland:		120.0
1010	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1152	1A	Ni	CORN	YEL	Grain	I	A	13.00		Y	03-10-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	CORN	YEL	Grain	I	A	13.00		Y	03-10-2005	1.0000	PATRICK W PILGRIM
		1C	Ni	CORN	YEL	Grain	I	A	2.00		Y	03-10-2005	1.0000	PATRICK W PILGRIM
		1D	Ni	CORN	YEL	Grain	I	A	5.00		Y	03-10-2005	1.0000	PATRICK W PILGRIM
		1E	Ni	FALOW			I	A	44.40		Y	03-10-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1152	I-6(1A)(1B)
		Cropland:			77.4	Farmland:		217.0
1012	0		Ni	OFAV				A	.00				1.0000	PATRICK W PILGRIM
	1139	1A	Ni	CORN	YEL	Grain	I	A	75.40		Y	03-03-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1139	H-6(2A)
		Cropland:			75.4	Farmland:		114..0
1092	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM

2

CAMP. TEXAS                                                                            Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                         REPORT OF ACREAGE PROGRAM                                         YEAR 2005
                                                                                                  DATE: 11-17-2005

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
1092	1545	1A	Ni	FALOW			I	A	300.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1545	G-2 (1B) (2B)
		Cropland:			300.0	Farmland:		605.0
1104	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1144	1A	Ni	CORN	YEL	Grain	I	A	60.30		Y	03-03-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1144	H-6(2A)
		Cropland:			60.3	Farmland:		65.0
1151	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1528	1A	Ni	CORN	YEL	Grain	I	A	120.00		Y	03-21-2005	1.0000	PATRICK W PILGRIM
		1B	Ni	FALOW			I	A	4.90		Y	03-21-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1528	F-4 (B1)
		Cropland:			124.9	Farmland:		190.0
1736	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	188	1A	Ni	FALOW			I	A	20.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
	303	1A	Ni	FALOW			I	A	47.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
	848	1A	Ni	FALOW			I	A	56.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							188 303 848	B-5 (A1)(B1) C-4 (A1) (B1) G-2 (1A) (2A)
		Cropland:			123.0	Farmland:		314.0
1761	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	676	1A	Ni	FALOW			I	A	15.90		Y	03-12-2005	1.0000	PATRICK W PILGRIM
	1286	1A	Ni	CORN	YEL	Grain	I	A	34.60		Y	03-12-2005	1.0000	PATRICK W PILGRIM
		2	Ni	GRASS	BCS	Forage	I	A	23.20		Y	06-21-2005	1.0000	PATRICK W PILGRIM
		3A	Ni	FALOW			I	A	12.20		Y	03-12-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							676 1286	E-5 (A1) F-5 (B1)
		Cropland:			85.9	Farmland:		179.0
1856	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1913	1A	Ni	GRASS	BCS	Forage	I	A	58.0		Y	06-21-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1913	F-4 (A1) (A2)

3

CAMP. TEXAS                                                                            Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                         REPORT OF ACREAGE PROGRAM                                         YEAR 2005
                                                                                                  DATE: 11-17-2005

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
		Cropland:			58.0	Farmland:		61.0
1919	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1271	1A	Ni	CORN	YEL	Grain	I	A	24.30		Y	03-19-2005	1.0000	PATRICK W PILGRIM
		2	Ni	FALOW			I	A	75.70		Y	03-19-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1271	F-5 (A1) (A2)
		Cropland:			100.0	Farmland:		138.0
2020	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1055	1	Ni	FALOW			I	A	6.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
	1056	1	Ni	CORN	YEL	Grain	I	A	23.00		Y	03-27-2005	1.0000	PATRICK W PILGRIM
		2	Ni	CORN	YEL	Grain	I	A	15.50		Y	03-27-2005	1.0000	PATRICK W PILGRIM
		3	Ni	CORN	YEL	Grain	I	A	73.00		Y	03-27-2005	1.0000	PATRICK W PILGRIM
	1174	1	Ni	CORN	YEL	Grain	I	A	23.40		Y	03-11-2005	1.0000	PATRICK W PILGRIM
		2A	Ni	FALOW			I	A	51.60		Y	03-11-2005	1.0000	PATRICK W PILGRIM
	1684	1	Ni	CORN	YEL	Grain	I	A	15.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		2	Ni	FALOW	YEL	Grain	I	A	22.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		3A	Ni	FALOW			I	A	37.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		4	Ni	CORN	YEL	Grain	I	A	11.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		5	Ni	CORN	YEL	Grain	I	A	60.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		7	Ni	CORN	YEL	Grain	I	A	26.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
		6	Ni	CORN	YEL	Grain	I	A	14.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
	1685	1	Ni	CORN	YEL	Grain	I	A	9.50		Y	03-09-2005	1.0000	PATRICK W PILGRIM
	1686	1	Ni	FALOW			I	A	11.00		Y	03-09-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1055 1056 1174 1684 1685 1686	F-5 (A1) F-7 (2A) (2B) H-7 (1A)(2A) G-7 (1A)(2A)(1B)(2B) G-7 (1A)(2A) G-7 (1A)(2A)
		Cropland:			398.0	Farmland:		810.0
2040	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	1616	1	Ni	FALOW			I	A	30.00		Y	03-26-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							1616	D-7 (A1) (A2)
		Cropland:			30.0	Farmland:		80.0
2104	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM

4

CAMP. TEXAS                                                                            Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                         REPORT OF ACREAGE PROGRAM                                         YEAR 2005
                                                                                                  DATE: 11-17-2005

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
2104	706	1	Ni	CORN	YEL	Grain	I	A	26.70	Y	03-17-2005	1.0000	PATRICK W PILGRIM
2	Ni	CORN	YEL	Grain	I	A	53.00	Y	03-17-2005	1.0000	PATRICK W PILGRIM
4	Ni	CORN	YEL	Grain	I	A	23.00	Y	03-17-2005	1.0000	PATRICK W PILGRIM
3A	Ni	FALOW	I	A	160.70	Y	03-17-2005	1.0000	PATRICK W PILGRIM
1043	1	Ni	CORN	YEL	Grain	I	A	20.00	Y	03-19-2005	1.0000	PATRICK W PILGRIM
2	Ni	CORN	YEL	Grain	I	A	13.00	Y	03-19-2005	1.0000	PATRICK W PILGRIM
1135	1A	Ni	CORN	YEL	Grain	I	A	300.00	Y	03-05-2005	1.0000	PATRICK W PILGRIM
2073	1A	Ni	CORN	YEL	Grain	I	A	300.00	Y	03-08-2005	1.0000	PATRICK W PILGRIM
1B	Ni	FALOW	I	A	11.60	Y	03-08-2005	1.0000	PATRICK W PILGRIM
2074	1A	Ni	CORN	YEL	Grain	I	A	50.00	Y	03-10-2005	1.0000	PATRICK W PILGRIM
1B	Ni	CORN	YEL	Grain	I	A	50.00	Y	03-10-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:	706 1043 1135 2073 2074	D-7 (2A) (2B) G-7 (1A) (2A) H-5(1B)(2B) H-6(2A) D7/1A D7
Cropland:	1068.6	Farmland:	1839.9
C/C CORN	Type YEL	Prac N	IU GR	Reported 1.633.00	Determined	C/C Type FALOW	Prac N	IU	Reported 1.063.00	Determined	C/C GRASS	Type BCS	Prac N	IU FG	Reported 81.20	Determi
PRODUCER'S CERTIFICATION: I certify to the best of my knowledge and belief that the acreage of crops and land uses listed herein are true and correct, and that all required crops and land uses have been reported for the farm as applicable. The signing of this form gives FSA representatives authorization to enter and inspect crops and land uses on the above identified land.

Producer's Signature	Date
This program or activity will be conducted on a nondiscriminatory basis without regard to race, color, religion, national origin, sex, age, marital status, or disability.

5

Exhibit B

TITUS. TEXAS                                                                              Form Approved - OMB No. 0560-0004
FSA-578 (Producer Print)                                 REPORT OF ACREAGE                                   PROGRAM YEAR 2005
                                                                DATE: 11-17-2005

                                                                                                        "B"

Producer Name and Address ID

PATRICK W PILGRIM 9599
1535 LOOP 179
PITTSBURG, TX 75686-3503

NOTE: The following statements are made in accordance with the Privacy Act of 1974(5 USC 552a). The Agricultural Adjustment Act of 1938, as amended, and the Agricultural Act of 1949, as amended, authorized the collection of the following data. The data will be used to determine eligibility for assistance. Furnishing the data is voluntary, however, without it assistance cannot be provided. The data may be furnished to any agency responsible for enforcing the provisions of the Acts.

Public reporting burden for this collection of information is estimated to average 15 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, or any other aspect of this collection of information, including suggestions for reducing this burden, to the Department of Agriculture, Clearance Officer, Ag Box 7630, Washington, D.C. 20250, and to the Office of Management and Budget. Paperwork Reduction Project (OMB No. 0560-0004). Washington, D.C. 20503. RETURN THIS COMPLETED FORM TO YOUR FSA COUNTY OFFICE.

Farm Number	Tract Number	CLU/ Field	Ir Pr	C/C	Var/ Type	Int Use	C/C Stat	Rpt Unt	Reported Quantity	Determined Quantity	Crp Lnd	Planting Date	Prod Share	Prod Name	RMA Unt	Dpt Unt
2281	0		Ni	OFAV					.00				1.0000	PATRICK W PILGRIM
	2390	2A	Ni	CORN	YEL	Grain	I	A	92.50		Y	03-27-2005	1.0000	PATRICK W PILGRIM
		3A	Ni	CORN	YEL	Grain	I	A	64.00		Y	03-27-2005	1.0000	PATRICK W PILGRIM
Photo Number/Legal Descriptions:							2390	G12/2B
		Cropland:			156.5	Farmland:		400.0
C/C CORN	Type YEL	Prac N	IU GR	Reported 156.50	Determined
PRODUCER'S CERTIFICATION: I certify to the best of my knowledge and belief that the acreage of crops and land uses listed herein are true and correct, and that all required crops and land uses have been reported for the farm as applicable. The signing of this form gives FSA representatives authorization to enter and inspect crops and land uses on the above identified land.

Producer's Signature														Date
This program or activity will be conducted on a nondiscriminatory basis without regard to race, color, religion, national origin, sex, age, marital status, or disability.

Exhibit C

This Exhibit C hereby amends that certain Ground Lease Agreement entered into by and between Lessor and Lessee on December 28, 2005 (“Original Lease”). The terms of this Lease shall supersede any and all terms as set forth in the Original Lease.

Pursuant to the Original Lease, Lessee leased from Lessor a total of 1,789.5 acres at $13.00 per acre. Pursuant to this Lease, the acreage leased by Lessee from Lessor shall be reduced to 1,679.5 acres at $13.00 per acre as follows:

Original Total Acreage leased by Lessee (as set forth in Exhibits A & B):

1,789.5 acres

Less: thirty (30) acres from “Farm 30”

Less thirty (30) acres from “LTD”

Less fifty (50) acres from Lessee’s currently-owned farm

Equals:

1,679.5 acres (Amended Total Acreage leased by Lessee)